FOURTH AMENDMENT TO AGREEMENT
                         OF SALE AND ESCROW AGREEMENT

     This Fourth Amendment ("Fourth Amendment") to Agreement of Sale and Escrow Agreement is entered into as of June 6, 1997, by and between HARBOUR REALTY ADVISORS, INC., as Purchaser, and COURTYARDS OF KENDALL LIMITED PARTNERSHIP, an Illinois Limited Partnership, as Seller.

                                   RECITALS

     A. Purchaser and Seller hereto have entered into an Agreement of Sale ("Agreement") and Escrow Agreement ("Escrow Agreement"), both dated March 26, 1997 for the purchase and sale of the apartment project known as Courtyards of Kendall Apartments which Agreement and Escrow Agreement were amended by a First Amendment to Agreement of Sale ("First Amendment") dated as of April 10, 1997, by a Second Amendment to Agreement of Sale and Escrow Agreement ("Second Amendment") dated as of April 15, 1997, and by a Third Amendment to Agreement ("Third Amendment") dated as of May 1, 1997.

     B. Purchaser and Seller now wish to further amend the Agreement and the Escrow Agreement.

     NOW, THEREFORE, the Agreement and the Escrow Agreement are amended as follows:

     1.   The Closing date shall be June 20, 1997.

     2. Except as modified herein, all other terms and conditions of the Agreement (as amended by the First and Second Amendments) and the Escrow Agreement remain in full force and effect.

     3. All capitalized terms used herein shall have the same meaning as in the Agreement and Escrow Agreement.

     4. This Fourth Amendment may be executed in multiple facsimile counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.
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     IN WITNESS WHEREOF, the parties hereto have put their hand and seal as of the date set forth above.

                                   PURCHASER:

                                   HARBOUR REALTY ADVISORS, INC.

                                   By:   /s/ Leonard Cotton
                                        --------------------------------
                                             President


                                   SELLER:

                                   COURTYARDS OF KENDALL LIMITED PARTNERSHIP, an Illinois limited partnership

                                   By:  Balcor Partners-IV, an Illinois general
                                        partnership, its general partner


                                   By:  RGF-Balcor Associates-II, an Illinois
                                        general partnership, a general partner

                                   By:  The Balcor Company, a Delaware
                                        corporation, a general partner


                                   By:   /s/ Michael J. Becker
                                        ----------------------------------


                                   ACKNOWLEDGED BY ESCROW AGENT:

                                   CHARTER TITLE COMPANY


                                   By:
                                        ----------------------------------
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